Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Significant Accounting Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Nature of Operations

U.S. Cellular owns, operates and invests in wireless systems throughout the United States.  As of December 31, 2017, U.S. Cellular served customers with 5.1 million total connections.  U.S. Cellular has one reportable segment.

Principles of Consolidation

The accounting policies of U.S. Cellular conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC).  Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC.  The consolidated financial statements include the accounts of U.S. Cellular, subsidiaries in which it has a controlling financial interest, general partnerships in which U.S. Cellular has a majority partnership interest and certain entities in which U.S. Cellular has a variable interest that requires consolidation under GAAP.  See Note 13 — Variable Interest Entities for additional information relating to U.S. Cellular’s VIEs.  All material intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.  Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, income taxes and equipment installment plans.

Cash, Cash Equivalents, and Restricted Cash

Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less.  Cash and cash equivalents subject to contractual restrictions are classified as restricted cash.  On December 31, 2017, U.S. Cellular early adopted the provisions of Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash (ASU 2016-18) on a retrospective basis which requires that restricted cash be presented with cash and cash equivalents in the statement of cash flows.  U.S. Cellular had less than $1 million of restricted cash as of December 31, 2017, and had no restricted cash balances as of December 31, 2016 or 2015.

Accounts Receivable

Accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices under equipment installment plans, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable.  The allowance is estimated based on historical experience, account aging and other factors that could affect collectability.  Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable.  When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts.  U.S. Cellular does not have any off-balance sheet credit exposure related to its customers.

Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or net realizable value.  Cost is determined using the first-in, first-out method.  Net realizable value is determined by reference to the stand-alone selling price.

Intangible Assets

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) licenses to provide wireless service.

U.S. Cellular has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.
  The ability to use radio spectrum is not limited to any one technology.
  U.S. Cellular and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.
  U.S. Cellular and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years.  To date, all of U.S. Cellular’s license renewal applications have been granted by the FCC.  Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted.  If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.”  Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies.  U.S. Cellular believes that it is probable that its future license renewal applications will be granted.

U.S. Cellular performs its annual impairment assessment of Licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe the carrying value of Licenses exceeds their fair value on a more likely than not basis.  For purposes of its 2017 and 2016 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into eight units of accounting.  The eight units of accounting consisted of one unit of accounting for developed operating market licenses (built licenses) and seven geographic non-operating market licenses (unbuilt licenses).

U.S. Cellular performed a quantitative impairment assessment in 2017 and a qualitative impairment assessment in 2016 to determine whether it was more likely than not that the fair value of the built and unbuilt licenses exceed their carrying value.  Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its Licenses in 2017 or 2016.  See Note 7 — Intangible Assets for additional details related to Licenses.

Goodwill

U.S. Cellular early adopted Accounting Standards Update 2017-04, Intangibles – Goodwill and Other: Simplifying the Test for Goodwill Impairment (ASU 2017-04), in the third quarter of 2017 and applied the guidance to interim goodwill impairment tests completed in 2017.  ASU 2017-04 eliminated Step 2 of the goodwill impairment test.  Goodwill impairment loss will be measured as the amount by which a reporting unit’s carrying amount exceeds its fair value.  The loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.

U.S. Cellular had Goodwill as a result of its acquisitions of wireless businesses.  Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.

For purposes of conducting its impairment tests, U.S. Cellular identified one reporting unit.  A discounted cash flow approach was used to value the reporting unit for purposes of the Goodwill impairment review.  U.S. Cellular performs its annual impairment test as of November 1.  However, in the third quarter of 2017, management identified a triggering event and performed an interim impairment test of Goodwill, which resulted in the recognition of an impairment loss of $370 million.  U.S. Cellular did not have an impairment of its Goodwill in 2016.

See Note 7 — Intangible Assets for additional details related to Goodwill.

Investments in Unconsolidated Entities

For its equity method investments for which financial information is readily available, U.S. Cellular records its equity in the earnings of the entity in the current period.  For its equity method investments for which financial information is not readily available, U.S. Cellular records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

U.S. Cellular’s Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated.  Expenditures for maintenance and repairs of assets in service are charged to System operations expense or Selling, general and administrative expense, as applicable.  Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), to (Gain) loss on asset disposals, net.

U.S. Cellular capitalizes certain costs of developing new information systems.  Software licenses are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.

Depreciation and amortization

Depreciation is provided using the straight-line method over the estimated useful life of the related asset.

U.S. Cellular depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets.  There were no material changes to useful lives of property, plant and equipment in 2017, 2016 or 2015.  See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-lived Assets

U.S. Cellular reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.

U.S. Cellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the fact that the individual operating markets are reliant on centrally operated data centers, mobile telephone switching offices and a network operations center.  U.S. Cellular operates a single integrated national wireless network.  The cash flows generated by this single interdependent network represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

In connection with the interim goodwill impairment test in the third quarter of 2017, conditions existed that indicated U.S. Cellular’s long-lived asset group might not be recoverable.  As a result, the company performed a long-lived asset recoverability assessment related to the U.S. Cellular asset group and determined that no impairment of the long-lived asset group existed.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular.  At December 31, 2017 and 2016, U.S. Cellular had accrued $61 million and $57 million, respectively, for amounts due to agents.  These amounts are included in Other current liabilities in the Consolidated Balance Sheet.

Debt Issuance Costs

Debt issuance costs include underwriters’ and legal fees and other charges related to issuing various borrowing instruments and other long-term agreements, and are amortized over the respective term of each instrument.  U.S. Cellular presents certain debt issuance costs in the balance sheet as an offset to the related debt obligation.  Debt issuance costs related to U.S. Cellular’s revolving credit facility and receivables securitization facility are recorded in Other assets and deferred charges in the Consolidated Balance Sheet.

Asset Retirement Obligations

U.S. Cellular accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  At the time the liability is incurred, U.S. Cellular records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount.  Until the obligation is fulfilled, U.S. Cellular updates its estimates relating to cash flows required and timing of settlement.  U.S. Cellular records the present value of the changes in the future value as an increase or decrease to the liability and the related carrying amount of the long-lived asset.  The liability is accreted to future value over a period ending with the estimated settlement date of the respective asset retirement obligation.  The carrying amount of the long-lived asset is depreciated over the useful life of the related asset.  Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability is recognized in the Consolidated Statement of Operations.

Treasury Shares	Common Shares repurchased by U.S. Cellular are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, U.S. Cellular determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Additional paid-in capital or Retained earnings.
Revenue Recognition

Revenues related to services are recognized as services are rendered.  Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.  Revenues from sales of equipment and accessories are recognized when U.S. Cellular no longer has any requirements to perform, when title has passed and when the products are accepted by the customer.

Multiple Deliverable Arrangements

U.S. Cellular sells multiple element service and equipment offerings.  In these instances, revenues are allocated using the relative selling price method.  Under this method, arrangement consideration is allocated to each element on the basis of its relative selling price.  Revenue recognized for the delivered items is limited to the amount due from the customer that is not contingent upon the delivery of additional products or services.

Loyalty Reward Program

In March 2015, U.S. Cellular announced that it would discontinue its loyalty reward program effective September 1, 2015.  All unredeemed reward points expired at that time and the deferred revenue balance of $58 million related to such expired points was recognized as service revenues.

U.S. Cellular followed the deferred revenue method of accounting for its loyalty reward program.  Under this method, revenue allocated to loyalty reward points was deferred.  The amount allocated to the loyalty points was based on the estimated retail price of the services and products for which points were redeemable divided by the number of loyalty points required to receive such services and products.  This was calculated on a weighted average basis and required U.S. Cellular to estimate the percentage of loyalty points that would be redeemed for each product or service.

Revenue was recognized at the time of customer redemption or when such points were depleted via an account maintenance charge.  U.S. Cellular employed the proportional model to recognize revenues associated with breakage.  Under the proportional model, U.S. Cellular allocated a portion of the estimated future breakage to each redemption and recorded revenue proportionally.

Equipment Installment Plans

Equipment revenue under equipment installment plan contracts is recognized at the time the device is delivered to the end-user customer for the selling price of the device, net of any deferred imputed interest or trade-in right, if applicable.  Imputed interest is reflected as a reduction to the receivable balance and recognized over the duration of the plan as Service revenues.

Incentives

Discounts and incentives that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.

U.S. Cellular issues rebates to its agents and end customers.  These incentives are recognized as a reduction to revenue at the time the wireless device sale to the customer occurs.  The total potential rebates and incentives are reduced by U.S. Cellular’s estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

From time to time, U.S. Cellular may offer certain promotions to incentivize customers to switch to, or to purchase additional services from, U.S. Cellular.  Under these types of promotions, an eligible customer may receive an incentive in the form of a discount off additional services purchased shown as a rebate or credit to the customer’s monthly bill.  U.S. Cellular accounts for the future discounts at the time of the initial transaction by allocating and deferring a portion of equipment revenue based on the relative proportion of the future discounts in comparison to the aggregate initial purchase plus the minimum future purchases required to receive the discounts.  The deferred revenue will be recognized as service revenue in future periods.

Activation Fees

U.S. Cellular has charged its end customers activation fees in connection with the sale of certain services and equipment.  Device activation fees charged at both agent locations and U.S. Cellular company-owned retail stores in connection with equipment installment plan device transactions are deferred and recognized over a period that corresponds with the equipment upgrade eligibility date based on the contract terms.  Device activation fees charged at agent locations in connection with subsidized device sales are deferred and recognized over a period that corresponds with the length of the customer’s service contract.  Device activation fees charged at U.S. Cellular company-owned retail stores in connection with subsidized device sales are recognized at the time the device is delivered to the customer.

Amounts Collected from Customers and Remitted to Governmental Authorities

U.S. Cellular records amounts collected from customers and remitted to governmental authorities on a net basis within a tax liability account if the tax is assessed upon the customer and U.S. Cellular merely acts as an agent in collecting the tax on behalf of the imposing governmental authority.  If the tax is assessed upon U.S. Cellular, then amounts collected from customers as recovery of the tax are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations.  The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $58 million, $64 million and $77 million for 2017, 2016 and 2015, respectively.

Eligible Telecommunications Carrier (ETC) Revenues

Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas.  ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular’s designation as an ETC in various states.

Advertising Costs	U.S. Cellular expenses advertising costs as incurred. Advertising costs totaled $211 million, $245 million and $231 million in 2017, 2016 and 2015, respectively.
Income Taxes

U.S. Cellular is included in a consolidated federal income tax return with other members of the TDS consolidated group.  For financial statement purposes, U.S. Cellular and its subsidiaries calculate their income, income taxes and credits as if they comprised a separate affiliated group.  Under a tax allocation agreement between TDS and U.S. Cellular, U.S. Cellular remits its applicable income tax payments to TDS.  U.S. Cellular had a tax payable balance with TDS of $23 million and $8 million as of December 31, 2017 and 2016, respectively.

Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences.  Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.  U.S. Cellular evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.  Deferred taxes are reported as a net non-current asset or liability by jurisdiction.  Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current.

Stock-Based Compensation and Other Plans

U.S. Cellular has established a long-term incentive plan and a non-employee director compensation plan.  These plans are considered compensatory plans and, therefore, recognition of compensation cost for grants made under these plans is required.

U.S. Cellular recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies.  The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period.  Stock-based compensation cost recognized has been reduced for estimated forfeitures.  Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  See Note 16 — Stock-Based Compensation for additional information.

Defined Contribution Plans

U.S. Cellular participates in a qualified noncontributory defined contribution pension plan sponsored by TDS; such plan provides pension benefits for the employees of U.S. Cellular and its subsidiaries.  Under this plan, pension benefits and costs are calculated separately for each participant and are funded currently.  Pension costs were $11 million in 2017, 2016 and 2015.

U.S. Cellular also participates in a defined contribution retirement savings plan (401(k) plan) sponsored by TDS.  Total costs incurred for U.S. Cellular’s contributions to the 401(k) plan were $16 million, $16 million and $15 million in 2017, 2016 and 2015, respectively.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (ASU 2014-09) and has since amended the standard with Accounting Standards Update 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, Accounting Standards Update 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), Accounting Standards Update 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, Accounting Standards Update 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, and Accounting Standards Update 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers.  These standards replace existing revenue recognition rules with a single comprehensive model to use in accounting for revenue arising from contracts with customers.  U.S. Cellular will adopt ASU 2014-09, as amended, on January 1, 2018, under the modified retrospective transition method whereby a cumulative effect adjustment to retained earnings will be recognized upon adoption and the guidance is applied prospectively.  U.S. Cellular has implemented new systems, processes and controls to adopt ASU 2014-09, as amended. ASU 2014-09, as amended, impacts U.S. Cellular’s revenue recognition related to the allocation of contract revenues between various services and equipment, and the timing of when those revenues are recognized.  In addition, ASU 2014-09, as amended, requires deferral of incremental contract acquisition and fulfillment costs and subsequent expense recognition over the contract period or expected customer life.  Upon adoption, the cumulative effect adjustment will include the establishment of contract asset and contract liability accounts with a corresponding adjustment to retained earnings to reflect the reallocation of revenues between service and equipment performance obligations for which control is transferred to customers in different periods. Reallocation impacts generally arise when bundle discounts are provided in a contract arrangement that includes equipment and service performance obligations.  In these cases, the revenue will be reallocated according to the relative stand-alone selling prices of the performance obligations included in the bundle and this may be different than how the revenue is billed to the customer and recognized under current guidance.  In addition, contract cost assets will be established to reflect costs that will be deferred as incremental contract acquisition costs.  Incremental contract acquisition costs generally relate to commissions paid to sales associates.  The cumulative effect of adoption of the new standard will be to increase Retained earnings as of January 1, 2018, by approximately $160 million.  Based on currently available information, U.S. Cellular estimates that the new standard will not have a significant impact on operating income in 2018.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (ASU 2016-01).  This ASU introduces changes to current accounting for equity investments and financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments.  U.S. Cellular is required to adopt ASU 2016-01 on January 1, 2018, using the modified retrospective approach.  The adoption of ASU 2016-01 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (ASU 2016-02).  ASU 2016-02 requires lessees to record a right-of-use asset and lease liability for almost all leases.  This ASU does not substantially impact the lessor accounting model.  However, some changes to the lessor accounting guidance were made to align with lessee accounting changes within Accounting Standards Codification (ASC) 842, Leases and certain key aspects of ASC 606, Revenue from Contracts with Customers.  Early adoption is permitted; however, U.S. Cellular plans to adopt ASU 2016-02 on a modified retrospective basis when required on January 1, 2019.  In January 2018, the FASB issued Accounting Standards Update 2018-01, Leases (ASU 2018-01), which permits an entity to elect an optional transition practical expedient to not evaluate land easements that exist or expired before the entities adoption of ASU 2016-02.  U.S. Cellular plans to adopt ASU 2018-01 in conjunction with its adoption of ASU 2016-02.  U.S. Cellular is evaluating the full effect that adoption of ASU 2016-02 and ASU 2018-01 will have on its financial condition, results of operations and disclosures.  Upon adoption, U.S. Cellular expects a substantial increase to assets and liabilities on its balance sheet and is in the process of implementing a new lease management and accounting system to assist in the application of the new standard.

In March 2016, the FASB issued Accounting Standards Update 2016-04, Liabilities – Extinguishments of Liabilities: Recognition of Breakage from Certain Prepaid Stored-Value Products (ASU 2016-04).  ASU 2016-04 requires companies that sell prepaid stored-value products redeemable for goods, services or cash at third-party merchants to recognize breakage (i.e., the value that is ultimately not redeemed by the consumer) in a way that is consistent with how it will be recognized under the new revenue recognition standard.  U.S. Cellular is required to adopt ASU 2016-04 on January 1, 2018, retrospectively.  The adoption of ASU 2016-04 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (ASU 2016-13).  ASU 2016-13 requires entities to use a new forward-looking, expected loss model to estimate credit losses.  It also requires additional disclosure relating to the credit quality of trade and other receivables, including information relating to management’s estimate of credit allowances.  U.S. Cellular is required to adopt ASU 2016-13 on January 1, 2020, using the modified retrospective approach.  Early adoption is permitted as of January 1, 2019.  U.S. Cellular is evaluating the effects that adoption of ASU 2016-13 will have on its financial position, results of operations and disclosures.

In October 2016, the FASB issued Accounting Standards Update 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory (ASU 2016-16).  ASU 2016-16 impacts the accounting for the income tax consequences of intra-entity transfers of assets other than inventory when the transfer occurs between entities in different tax jurisdictions.  U.S. Cellular is required to adopt ASU 2016-16 on January 1, 2018, using the modified retrospective approach.  The adoption of ASU 2016-16 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In February 2017, the FASB issued Accounting Standards Update 2017-05, Other Income – Gains and Losses from the Derecognition of Nonfinancial Assets: Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets (ASU 2017-05).  ASU 2017-05 clarifies how entities account for the derecognition of a nonfinancial asset and adds guidance for partial sales of nonfinancial assets.  U.S. Cellular is required to adopt ASU 2017-05 on January 1, 2018, either retrospectively or using the modified retrospective approach.  The adoption of ASU 2017-05 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In May 2017, the FASB issued Accounting Standards Update 2017-09, Compensation – Stock Compensation (ASU 2017-09).  ASU 2017-09 clarifies when changes to the terms or conditions of share-based payment awards must be accounted for as modifications.  U.S. Cellular is required to adopt ASU 2017-09 prospectively on January 1, 2018.  The adoption of ASU 2017-09 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In July 2017, the FASB issued Accounting Standards Update 2017-11, Earnings Per Share, Distinguishing Liabilities from Equity, Derivatives and Hedging: I. Accounting for Certain Financial Instruments with Down Round Features, II.  Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (ASU 2017-11).  The amendments in Part I of ASU 2017-11 that relate to liability or equity classification of financial instruments (or embedded features) affect all entities that issue financial instruments (for example, warrants or convertible instruments) that include down round features.  The amendments in Part II ASU 2017-11 do not have an accounting effect since the amendments only replace the indefinite deferral of certain guidance with a scope exception.  U.S. Cellular is required to adopt ASU 2017-11 on January 1, 2019, either retrospectively or using the modified retrospective approach.  Early adoption is permitted.  The adoption of ASU 2017-11 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

In August 2017, the FASB issued Accounting Standards Update 2017-12, Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities (ASU 2017-12).  ASU 2017-12 amends hedge accounting recognition and presentation requirements to improve transparency and understandability of information disclosed in the financials as well as simplifies the application of hedge accounting guidance.  U.S. Cellular is required to adopt ASU 2017-12 on January 1, 2019, using the modified retrospective approach.  Early adoption is permitted.  The adoption of ASU 2017-12 is not expected to have a significant impact on U.S. Cellular’s financial position or results of operations.

Legal proceedings

U.S. Cellular is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts.  If U.S. Cellular believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss.  If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued.  The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events.  The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures.  The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.

Variable Interest Entities

U.S. Cellular consolidates variable interest entities (VIEs) in which it has a controlling financial interest as defined by GAAP and is therefore deemed the primary beneficiary.  A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance and (b) the obligation to absorb the VIE losses and right to receive benefits that are significant to the VIE.  U.S. Cellular reviews these criteria initially at the time it enters into agreements and subsequently when events warranting reconsideration occur.  These VIEs have risks similar to those described in the “Risk Factors” in U.S. Cellular’s Form 10-K for the year ended December 31, 2017.